SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, D.C. 20549-1004

                                           FORM 8-K

                                         CURRENT REPORT

                            Pursuant to Section 13 or 15(d) of the
                              Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2000
                                                -------------------
                              Commission File Number 1-5324
                                                     ------

                                   NORTHEAST UTILITIES
                                   --------------------
(Exact name of registrant as specified in its charter)


MASSACHUSETTS                              1-5324               04-2147929
----------------------                    ---------           ---------------
(State or other jurisdiction of         (Commission        (I.R.S. Employer
incorporation or organization)           File No.)        Identification No.)

174 BRUSH HILL AVENUE, WEST SPRINGFIELD, MASSACHUSETTS  01090-0010
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 (Address of principal executive offices)                 (Zip Code)

(Registrant's telephone number, including area code)
                              (413) 785-5871

(Former name or former address, if changed since last report)
                               Not Applicable





 ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

 (c) Exhibits


        99 Presentation, dated October 31, 2000, entitled "The Northeast's Energy Company."


ITEM 9. REGULATION FD DISCLOSURE

The material attached hereto as Exhibit 99, which is incorporated in this
Item 9 by reference thereto, is furnished pursuant to Regulation FD.







SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES
(registrant)

 /s/ Cheryl W. Grise
Cheryl W. Grise
Senior Vice President, Secretary and
General Counsel

Date:  October 30, 2000